UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 25, 2020
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 25, 2020, salesforce.com, inc. (the "Company") issued a press release announcing its results for the fiscal quarter and fiscal year ended January 31, 2020. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.
On February 25, 2020, the Company entered into an agreement to acquire Vlocity, Inc. (“Vlocity”), a leading provider of industry-specific cloud and mobile software built natively on the Salesforce platform. Under the terms of the agreement, the Company will acquire Vlocity for approximately $1.33 billion, net of the value of shares currently owned by the Company, subject to customary purchase price adjustments. The purchase price will be paid in cash and the assumption of outstanding unvested equity awards held by Vlocity employees. The acquisition is expected to close during the second quarter fiscal 2021, subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The anticipated financial impact of the Vlocity acquisition is reflected in the Company’s revenue, non-GAAP earnings per share, and operating cash flow guidance for the full fiscal year 2021, provided in the press release attached as Exhibit 99.1 to this current report on Form 8-K.

The information in each item of this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release dated February 25, 2020
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Caution Concerning Forward-Looking Statements:
This report contains “forward-looking statements” - that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see https://investor.salesforce.com/safe-harbor/default.aspx, as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 25, 2020	salesforce.com, inc.

/s/ Mark J. Hawkins
Mark J. Hawkins President and Chief Financial Officer (Principal Financial Officer)